OTHER FINANCE EXPENSES AND INCOME, NET (Schedule of Other Finance Expenses and Income, Net) (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Finance expenses:
Interest on financial institutions loans	$ 8,303	$ 0	$ 0
Currency exchange rate differences, net	1,814	637	197
Interest on lease liabilities	540	786	461
Bank charges	268	46	89
Interest, mainly on contingent consideration on business combination (Note 14)	535	32	0
Loss on derivatives	778	0	0
Total	$ 12,238	$ 1,501	$ 747